EXHIBIT 10.18

Contract No.:

Merger and Reorganization Contract between Hubei Minkang Pharmaceutical Co., Ltd and Hubei Kunyan Medicine Industry Co., Ltd

Party A: Hubei Minkang Pharmaceutical Co., Ltd
Address: No. 50, Xiba Road, Xiling District, Yichang
Legal Representative: Li Tongtai

Party B: Hubei Kunyan Medicine Industry Co., Ltd
Address: Three Gorges Immigration Industrial Park, Yiling Economic Development Zone, Yiling District, Yichang
Legal Representative: Wang Jikun

In order to implement the related affairs about the merger and reorganization between Hubei Minkang Pharmaceutical Co., Ltd and Hubei Kunyan Medicine Industry Co., Ltd specified in the “Investment Agreement for the Movement and Expansion Project of Hubei Minkang Pharmaceutical Co., Ltd” signed between Hubei Minkang Pharmaceutical Co., Ltd and Yiling People’s Government of Yichang, both parties would merge and reorganize to establish Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd based on the principles of combination between strong enterprises, complementary advantages between two enterprises, equality and mutual benefits and joint development. In accordance with the regulations of the Company Law of the People’s Republic of China and other laws and rules, both parties have agreed to sign the contract with below terms and condition for the merger and reorganization after several negotiations:

I. Requirements of the Merger and Reorganization

1. Both parties would merger together to establish and register Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

2. Before the registration of the new company, both parties would establish a leading preparation group for Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd. The leading preparation group shall be responsible for the implementation of various tasks to be implemented and improved including the arrangement and establishment of the company organization, evaluation for both parties, preparation of management mechanism, the improvement of the articles of associations and etc. The group leader and the deputy group leader is Li Dongtai and Wang jikun respectively. The group members (five members) are --------, whose responsibilities would be determined accordingly.

3. The address of the new company is Hubei Kunyan Medicine Industry Co., Ltd, Three Gorges Immigration Industrial Park, Yiling Economic Development Zone, Yiling District, Yichang.

4. The fixed assets of Party A and Party B would be evaluated and appraised by an intermediary agency recognized by both parties.

5. Both parties shall ensure the establishment of the new company through the merger and reorganization would be completed before end of June in 2013.

II. Conditions for the Merger and Reorganization

1. Party A shall have all its fixed assets evaluated and shall take the evaluated price of all its fixed assets as the contribution to the share capital of the Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

2. The contribution of the share capital from Party B shall be evaluated as the fixed assets of Party B that would be contributed to the new company. The part of fixed assets of Party that would be needed by the Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd would be evaluated and the evaluated price of such fixed assets would be taken as the share capital of the Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd contributed by Party B.

3. The intangible assets of Party A and Party B would all belong to Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd after the merger and reorganization.

III. Investment of the Merger and Reorganization

1. For the favorable policies of the government endowed to the newly increased land and factory buildings arising from the establishment of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd, both parties shall share such favorable policies according to their respective share holding proportion.

2. The construction of the injection plant and extracting plant of Party A were completed and accepted before the merger and reorganization. The two plants were invested by Party B on the land of Party B. Therefore, such plants would be taken as the fixed assets of Party B and would be calculated into the share capital of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd as the contribution of Party B.

3. Both parties shall make appropriate adjustment in the actual evaluation of fixed assets and settle the disputes arising during such evaluation through negotiations.

IV. Stock Equity after the Merger and Reorganization

1. Party A shall take 60% of the stock equity of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

2. Party B shall take 40% of the stock equity of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

3. In case the evaluation price of assets contributed by Party A or Party B takes higher proportion in the total share capital of the above specified stock equity proportion, Party A or Party B shall deduct some assets from the assets to be evaluated and contributed.

V. Creditor’s Rights and Debts of the Merger and Reorganization

1. Party A and Party B shall be responsible for its respective creditor’s rights, debts and legal obligations in regardless whether such creditor’s right, debt or legal obligations are arising before the merger and reorganization or after the merger and reorganization. Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd shall not be liable for any creditor’s rights, debts or legal obligations.

2. After the establishment of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd, Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd shall be liable for the creditor’s rights and debts arising from the merger and reorganization.

VI. Rights and Obligations for both parties of the merger and reorganization

(I) Rights and Obligations of Party A

1. Party A shall complete the evaluation of its fixed assets within 60 days upon the signature of this contract.

2. Party A shall provide assistance to Party B in completing the process design and equipment installation of the injection plant and extracting plant within 60 days upon the signature of this contract.

3. According to “Investment Agreement for the Movement and Expansion Project of Hubei Minkang Pharmaceutical Co., Ltd” signed between Hubei Minkang Pharmaceutical Co., Ltd and Yiling People’s Government of Yichang, Party A shall complete the movement of the plants before December 3, 2015.

4. The favorable policies given to Party A by the Yiling People’s Government about the establishment of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd through the merger and reorganization of both parties, which is also the favorable policies about the Movement and Expansion Project of Hubei Minkang Pharmaceutical Co., Ltd, shall be enjoyed by Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

(II) Rights and Obligations of Party B

1. Party B shall complete the evaluation of its fixed assets that would be contributed to the share capital of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd within 60 days upon the signature of this contract.

2. Party B shall actively assist and coordinate Party A in the application of favorable policies about the Movement and Expansion Project of Hubei Minkang Pharmaceutical Co., Ltd, namely the establishment of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd, from Yiling People’s Government.

3. Party B shall assist and coordinate Party A in the handling and coordination of related problems arising from the construction process of the project of Hubei Minkang Kunyan Medicine Industry (Group) Co., Ltd.

VII. Liability for Breach of Contract

Both parties shall honor the contract and keep to credit. Any disputes arising from the performance of the contract shall be settled by both parties through friendly negotiation.

VIII. Both parties could sign supplementary agreements for specific implementation content or any unmentioned affairs of this contract through friendly negotiation according to the regulations of related laws and rules of our country. The supplementary agreements shall have same legal force with this contract.

IX. This contract shall be effective upon the seal and signature of both parties. This contract shall be made in quintuplicate. Each party shall keep two copies of the contract and the left copy of contract shall be kept by Yiling People’s Government. All five copies of contract shall have same legal force.

Party A (Seal): Hubei Minkang Pharmaceutical Co., Ltd
Legal Representative (Signature) LEE TONG TAI

Party B: Hubei Kunyan Medicine Industry Co., Ltd
Legal Representative (Signature): WANG JI KUN

Signed at Yiling Economic Development Zone in Yiling District of Yichang
December 28, 2012